EXHIBIT (j)
                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the captions "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" and to the use of our report dated February 11, 2000, which is incorporated by reference in this Registration Statement (Form N-1A No. 33-79180) of the Gabelli Gold Fund, Inc.



                                                            /s/ERNST & YOUNG LLP
                                                               ERNST & YOUNG LLP

New York, New York
April 26, 2000